Exhibit 99.3

IBM 4Q 2020 Earnings January 21, 2021 ibm.com/investor

Forward Looking Statements and Non-GAAP Information Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM website, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements except as required by law; these charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and earnings presentation materials, certain non-GAAP information including year to year change in revenue for Red Hat normalized for historical comparability, revenue adjusting for divested businesses and currency, operating earnings, other “operating” financial measures, including free cash flow, adjusted free cash flow, net cash from operating activities excluding Global Financing receivables, and adjustments for currency. The rationale for management’s use of this non-GAAP information is included as Exhibit 99.2 to the company’s Form 8-K submitted to the SEC on January 21, 2021. The reconciliation of non-GAAP information to GAAP is included on the slides entitled “Non-GAAP Supplemental Materials” in this presentation, as well as in Exhibit 99.1 to the company’s Form 8-K submitted to the SEC on January 21, 2021. For other related information please visit the Company’s investor relations website at: https://www.ibm.com/investor/events/earnings-4q20 2

Arvind Krishna Chairman and Chief Executive Officer James Kavanaugh SVP, Finance & Operations, Chief Financial Officer 3

CEO Perspective “We made progress in 2020 growing our hybrid cloud platform as the foundation for our clients’ digital transformations while dealing with the broader uncertainty of the macro environment.” Hybrid Cloud and AI Strategy Actions to Accelerate Change “The actions we are taking to focus on hybrid cloud and AI will take hold, giving us confidence we can achieve revenue growth in 2021.” - Arvind Krishna, IBM Chairman and CEO Driving Growth 4

Hybrid Cloud Hybrid Cloud Value and AI Strategy IBM’s Hybrid Cloud and AI Solutions AI Differentiation SERVICES Partners SOFTWARE IBM Software Cloud Paks SaaS Partners HYBRID CLOUD PLATFORM INFRASTRUCTURE IBM Systems IBM Public Cloud Public Clouds AWS | Azure | Others Enterprise Infrastructure 5 Hybrid Cloud Platform Dev Sec Ops Software and System Integrator IBM Global Business Services Automation Language Trust 76% AI professionals cite trust as critically or very important to their business $1T Hybrid cloud market opportunity 2.5X Hybrid cloud value vs. public only

Actions to Accelerate Change 6 Redesign go-to-market model Advance culture and growth mindset Optimize capital structure Separate Managed Infrastructure Services Expand ecosystem Increase investment

Accelerating IBM’s Performance Hybrid Cloud and AI Strategy Actions to Accelerate Change Driving Growth 7

4Q20 Highlights $20.4B Revenue $2.07 Operating (non-GAAP) EPS $10.8B Free Cash Flow (FY) Cloud Strength Strong Liquidity Position 20% @CC Revenue Growth (FY) $25B Revenue (FY) $14B Cash Balance 143% FCF Realization (FY) Cloud growth @CC excludes impact of divested businesses; Red Hat normalized for historical comparability Cash includes marketable securities, FCF excludes financing receivables and FCF realization normalized for 4Q20 structural actions charge 8 R d Hat M mentum 17% @CC Revenue Growth 2,800+ Hybrid Cloud Platform Clients Enabling Investments 70 bps Gross Margin Expansion $2.04B Structural Actions Charge

Cloud & Cognitive Software Gross Margin Expansion Revenue $6.8B (7%) yr/yr +20 yr/yr bps Demand led by Red Hat, Cloud Paks and Security Performance reflects seasonally large transactional base and 4Q19 compare (+10%) Segment Elements Cognitive Applications (2%) yr/yr Clients opting for shorter duration ELAs in current environment Cloud & Data Platforms +6% yr/yr Transaction Processing Platforms (26%) yr/yr Strong renewal rates for subscription and support 9 4Q20 Results; Revenue growth rates @CC

Global Business Services Revenue $4.2B (5%) yr/yr Gross Margin Expansion +260 yr/yr bps Strong book-to-bill contributes to backlog growth Consulting signings up 8% driven by application modernization Segment Elements Growth in Red Hat engagements Consulting (3%) yr/yr Application Management (9%) yr/yr Continuing to invest, with 5 acquisitions announced since October Global Process Services +4% yr/yr 10 4Q20 Results; Revenue and signings growth rates @CC

Systems Revenue $2.5B (19%) yr/yr Gross Margin Expansion +380 yr/yr bps Performance reflects product cycle dynamics IBM Z revenue up for the year; expect z15 performance consistent with past cycles Segment Elements Strong gross margin performance Systems Hardware (20%) yr/yr Operating Systems Software (14%) yr/yr 11 4Q20 Results; Revenue growth rates @CC

Global Technology Services Revenue $6.6B (8%) yr/yr Gross Margin Expansion +70 yr/yr bps Strong new client additions and renewal rates Client volumes down in current environment Segment Elements Restructuring contracts to improve financial profile Infrastructure & Cloud Services (8%) yr/yr Managed Infrastructure Services separation remains on track for end of 2021 Technology Support Services (7%) yr/yr 12 4Q20 Results; Revenue growth @CC

As presented: IBM Strategic Update, October 8, 2020

NewCo: #1 Managed Infrastructure Services Company

End-to-end Capabilities to Manage and Modernize Client-owned Infrastructures

Hosting & Network Services

Services Management

Infrastructure Modernization

Hybrid Multi-cloud Management

...with Unparalleled Scale and Expertise

$19B revenue*, **2x** size of next largest provider

$60B services backlog, of which ~45% is cloud**

~4,600 clients, including >75% of the Fortune 100

~115 countries

~90,000 employees including deep technical skills

*TTM revenue through June 30, 2020, adjusted to reflect estimated historical sales between IBM and NewCo

**As of June 30, 2020

13

Summary Focus on hybrid cloud and AI strategy • • Actions across portfolio, operating model, capital structure to accelerate change Improving financial profile - company expects: • Full year 2021 revenue growth based on current spot rates • Adjusted free cash flow* of $11-12 billion in 2021 and $12-13 billion in 2022 • *adjusted FCF excludes cash impacts from structural actions and transaction costs associated with the separation of managed infrastructure services business; company expects ~$4B over the next 18 months, with ~$3B in 2021 14 Accelerating IBM’s Performance

ibm.com/investor

Supplemental Materials Currency – Impact on Revenue Growth Revenue and P&L Highlights Services Segments Details Software and Systems Segment Details Expense Summary Balance Sheet Summary Cash Flow Summary Cash Flow (ASC 230) Revenue and P&L Highlights – FY 2020 Services Segments Details –FY 2020 Software and Systems Segment Details – FY 2020 Retirement - Related Summary Non-GAAP Supplemental Materials ● ● ● ● ● ● ● ● ● ● ● ● ● Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding Supplemental Materials 16

Currency – Impact on Revenue Growth US$B Yr/Yr Revenue As Reported Currency Impact Revenue @CC $20.4 $0.5 (6%) 2 pts (9%) Supplemental Materials 17 Quarterly Averages per US $ 4Q20 Yr/Yr 1/20/2021 Spot 1Q21 2Q21 3Q21 4Q21 FY21 Euro 0.84 7% Pound 0.76 3% Yen 104 4% Revenue Impact, Future @ 1/20/21 Spot 2.2 pts 0.83 0.73 104 9% 9% 3% 1% 6% 6% 9% 5% 3% 6% 5% 4% 2% 1% 3% 3-4 pts ~4 pts 1-2 pts 0-1 pts ~2 pts

Revenue and P&L Highlights Results include the impact of $2.04B pre-tax charge for structural actions B/(W) Yr/Yr* B/(W) Yr/Yr Revenue Highlights 4Q20 Operating P&L Highlights $ 4Q20 Revenue Cloud $20.4 $7.5 (8%) 8% Gross Profit Expense** Pre-Tax Income** Net Income** Earnings Per Share** $10.7 $8.6 $2.1 $1.9 $2.07 (5%) (31%) (56%) (56%) (56%) B/(W) Yr/Yr B/(W) Yr/Yr* Geography Revenue 4Q20 Americas Europe/ME/Africa Asia Pacific $9.4 $6.9 $4.1 (10%) (8%) (5%) Operating P&L Highlights % 4Q20 Gross Profit Margin Expense E/R** Pre-Tax Income Margin ** Net Income Margin ** Tax Rate 52.5% 42.3% 10.2% 9.1% 10.4% 0.7 pts (12.1 pts) (11.4 pts) (10.2 pts) 0.1 pts Revenue growth rates @CC, $ in billions *Yr/Yr excludes impact of divested businesses **includes impact of $2.04B pre-tax charge for structural actions Supplemental Materials 18

Services Segments Details B/(W) Yr/Yr B/(W) Yr/Yr GBS Segment 4Q20 GTS Segment 4Q20 Revenue (External) Consulting Application Management Global Process Services Gross Profit Margin (External) Pre-Tax Income impact of structural actions Pre-Tax Income Margin impact of structural actions Cloud Revenue (External) $4.2 $2.1 $1.8 $0.3 30.1% $0.1 ($0.4) 3.5% (9 pts) $1.7 (5%) (3%) (9%) 4% 2.6 pts (68%) (79 pts) (7.3 pts) (9 pts) 14% Revenue (External) Infrastructure & Cloud Services Technology Support Services Gross Profit Margin (External) Pre-Tax Income impact of structural actions Pre-Tax Income Margin impact of structural actions Cloud Revenue (External) $6.6 $5.0 $1.6 35.9% ($0.4) ($0.9) (5.1%) (13 pts) $2.5 (8%) (8%) (7%) 0.7 pts (155%) (134 pts) (14.1 pts) (13 pts) 1% B/(W) Yr/Yr Services Signings & Backlog 4Q20 Signings Backlog Backlog Yr/Yr @Actual (18%) (4%) (1%) $12.1 $110.8 Revenue & Signings growth rates @CC, $ in billions, Services Backlog calculated using Dec 31 currency spot rates, Signings & Backlog includes Security Services Supplemental Materials 19

Software and Systems Segment Details B/(W) Yr/Yr B/(W) Yr/Yr Cloud & Cognitive Software Segment 4Q20 Systems Segment 4Q20 Revenue (External) Cloud & Data Platforms Cognitive Applications Transaction Processing Platforms Pre-Tax Income impact of structural actions Pre-Tax Income Margin impact of structural actions Cloud Revenue (External) $6.8 $3.4 $1.5 $1.9 $1.9 ($0.6) 24.9% (8 pts) $2.2 (7%) 6% (2%) (26%) (31%) (23 pts) (9.8 pts) (8 pts) 36% Revenue (External) Systems Hardware IBM Z Power Storage Operating Systems Software Gross Profit Margin (External) Systems Hardware Operating Systems Software Pre-Tax Income impact of structural actions Pre-Tax Income Margin impact of structural actions $2.5 $2.1 (19%) (20%) (24%) (16%) (17%) (14%) 3.8 pts 4.3 pts (0.7 pts) (43%) (20 pts) (7.9 pts) (6 pts) $0.4 59.9% 55.1% 83.1% $0.5 ($0.2) 16.9% (6 pts) Cloud Revenue (External) $1.1 (19%) Revenue growth rates @CC, $ in billions Supplemental Materials 20

Expense Summary $ in billions *includes acquisitions in the last twelve months net of non-operating acquisition-related charges and includes impact of divested businesses **represents the percentage change after excluding the impact of currency, acquisitions and divestitures Supplemental Materials 21 B/(W) Expense4Q20 Yr/Yr Acq/ CurrencyDivest*Base** SG&A – Operating$6.9 (35%) impact of structural actions $2.0 40 pts RD&E$1.6 (1%) IP and Custom Development Income ($0.2) 9% Other (Income)/Expense - Operating ($0.0) NM Interest Expense $0.3 11% Operating Expense & Other Income $8.6 (31%) impact of structural actions $2.0 31 pts (4 pts) 2 pts(33 pts) 40 pts (1 pts) 1 pts(1 pts) (5 pts)(1 pts)(25 pts) 31 pts

Balance Sheet Summary Dec 20 Dec 19 Cash & Marketable Securities Core (non-GF) Assets* Global Financing Assets Total Assets $14.3 $118.5 $23.2 $156.0 $9.0 $115.3 $27.9 $152.2 Other Liabilities Core (non-GF) Debt* Global Financing Debt Total Debt Total Liabilities Equity $73.7 $40.4 $21.2 $61.5 $135.2 $20.7 $68.3 $38.2 $24.7 $62.9 $131.2 $21.0 $ in billions *includes eliminations of inter-company activity Supplemental Materials 22

Cash Flow Summary $ in billions Supplemental Materials 23 B/(W) 4Q20Yr/Yr B/(W) FY20 Yr/Yr Net Cash from Operations $5.9 $2.4 Less: Global Financing Receivables ($1.0) $2.2 Net Cash from Operations (excluding GF Receivables)$6.8 $0.2 Net Capital Expenditures ($0.8) ($0.1) Free Cash Flow (excluding GF Receivables)$6.1 $0.0 Acquisitions ($0.3) ($0.3) Divestitures ($0.0) ($0.2) Dividends ($1.5) ($0.0) Share Repurchases (Gross) - - Non-GF Debt ($4.8) $0.9 Other (includes GF Net A/R & GF Debt) ($1.0) $0.0 Change in Cash & Marketable Securities ($1.5) $0.5 $18.2 $3.4 $4.3 $3.9 $13.8 ($0.4) ($3.0) ($0.7) $10.8 ($1.1) ($0.3) $32.3 $0.5 ($0.6) ($5.8) ($0.1) - $1.4 $0.2 ($22.6) ($0.1) ($0.8) $5.3 $8.5

Cash Flow (ASC 230) $ in billions Supplemental Materials 24 4Q204Q19 FY20 FY19 Net Income from Operations$1.4 $3.7 Depreciation / Amortization of Intangibles$1.7 $1.6 Stock-based Compensation$0.3 $0.2 Working Capital / Other $3.5 $1.1 Global Financing A/R($1.0) ($3.2) Net Cash provided by Operating Activities$5.9 $3.5 Capital Expenditures, net of payments & proceeds ($0.8) ($0.6) Divestitures, net of cash transferred ($0.0) $0.1 Acquisitions, net of cash acquired ($0.3) - Marketable Securities / Other Investments, net $0.5 $0.6 Net Cash provided by/(used in) Investing Activities($0.6) $0.1 Debt, net of payments & proceeds ($4.8) ($4.2) Dividends ($1.5) ($1.4) Common Stock Repurchases-- Common Stock Transactions - Other ($0.1) ($0.1) Net Cash provided by/(used in) Financing Activities($6.3) ($5.7) Effect of Exchange Rate changes on Cash$0.1 $0.2 Net Change in Cash, Cash Equivalents & Restricted Cash($0.9) ($1.9) $5.6 $9.4 $6.7 $6.1 $0.9 $0.7 $0.6 ($1.9) $4.3 $0.5 $18.2 $14.8 ($3.0) ($2.4) $0.5 $1.1 ($0.3) ($32.6) ($0.2) $7.0 ($3.0) ($26.9) ($3.7) $16.3 ($5.8) ($5.7) - ($1.4) ($0.2) ($0.2) ($9.7) $9.0 ($0.1) ($0.2) $5.4 ($3.3)

Revenue and P&L Highlights – FY 2020 Results include the impact of $2.04B pre-tax charge for structural actions in 4Q20 B/(W) Yr/Yr* B/(W) Yr/Yr Revenue Highlights FY20 Operating P&L Highlights $ FY20 Gross Profit Expense** Pre-Tax Income** Net Income** Earnings Per Share** $36.3 $28.6 $7.7 $7.8 $8.67 (2%) (17%) (39%) (32%) (32%) B/(W) Yr/Yr Revenue Cloud $73.6 $25.1 (4%) 20% B/(W) Yr/Yr * Geography Revenue FY20 Americas Europe/ME/Africa Asia Pacific $34.1 $23.6 $15.9 (4%) (4%) (4%) Operating P&L Highlights % FY20 Gross Profit Margin Expense E/R ** Pre-Tax Income Margin ** Net Income Margin ** Tax Rate 49.3% 38.9% 10.4% 10.6% (1.5%) 1.3 pts (7.1 pts) (5.8 pts) (4.3 pts) 10.0 pts Revenue growth rates @CC, $ in billions *Yr/Yr excludes impact of divested businesses **includes impact of $2.04B pre-tax charge for structural actions in 4Q20 Supplemental Materials 25

Services Segments Details – FY 2020 B/(W) Yr/Yr B/(W) Yr/Yr GBS Segment FY20 GTS Segment FY20 Revenue (External) Consulting Application Management Global Process Services Gross Profit Margin (External) Pre-Tax Income * Pre-Tax Income Margin* Cloud Revenue (External) $16.2 $8.1 $7.1 $0.9 29.7% $1.4 8.3% $5.8 (4%) (1%) (7%) (5%) 2.0 pts (17%) (1.2 pts) 11% Revenue (External) Infrastructure & Cloud Services Technology Support Services Gross Profit Margin (External) Pre-Tax Income* Pre-Tax Income Margin * Cloud Revenue (External) $25.8 $19.7 $6.1 34.8% $0.1 0.4% $9.4 (5%) (5%) (6%) Flat (93%) (5.3 pts) 10% Revenue & Signings growth rates @CC, $ in billions * includes impact of pre-tax charge for structural actions in 4Q20 Supplemental Materials 26

Software and Systems Segment Details – FY 2020 B/(W) Yr/Yr B/(W) Yr/Yr Cloud & Cognitive Software Segment FY20 Systems Segment FY20 Revenue (External) Cloud & Data Platforms Cognitive Applications Transaction Processing Platforms Pre-Tax Income* Pre-Tax Income Margin * Cloud Revenue (External) $23.4 $11.5 $5.3 $6.6 $6.4 24.0% $7.0 2% 20% (3%) (17%) (19%) (6.4 pts) 67% Revenue (External) Systems Hardware IBM Z Power Storage Operating Systems Software Gross Profit Margin (External) Systems Hardware Operating Systems Software Pre-Tax Income* Pre-Tax Income Margin* Cloud Revenue (External) $7.0 $5.5 (9%) (8%) 1% (23%) (7%) (11%) 2.8 pts 4.4 pts (1.5 pts) (36%) (2.7 pts) $1.5 55.9% 48.7% 82.3% $0.4 5.8% $2.9 (3%) Revenue growth rates @CC, $ in billions * includes impact of pre-tax charge for structural actions in 4Q20 Supplemental Materials 27

Expense Summary – FY 2020 $ in billions *includes impact of $2.04B pre-tax charge for structural actions in 4Q20 **includes acquisitions in the last twelve months net of non-operating acquisition-related charges and includes impact of divested businesses ***represents the percentage change after excluding the impact of currency, acquisitions and divestitures Supplemental Materials 28 B/(W) Expense MetricsFY20 Yr/Yr Acq/ CurrencyDivest**Base*** SG&A – Operating* $21.9 (12%) RD&E – Operating $6.3 (7%) IP and Custom Development Income ($0.6) (3%) Other (Income)/Expense - Operating ($0.3) NM Interest Expense - Operating $1.3 (15%) Operating Expense & Other Income* $28.6 (17%) 0 pts (3 pts) (9 pts) 0 pts (5 pts) (1 pts) (2 pts)(8 pts)(7 pts)

Retirement Related Summary $ in billions *Qualified defined benefit plans **includes cash and non-cash contributions Supplemental Materials 29 Key Assumptions and Metrics2019 2020 2021 Expected Cost and Contributions2020 2021 Funded Status at Year end* US107% 108% WW102% 102% Discount Rate at Year end US3.1% 2.2% WW2.2% 1.5% Expected ROA at Prior Year end US5.3% 4.5% 3.8% WW4.9% 4.0% 3.4% Actual ROA US14.9% 12.2% WW13.6% 9.6% Operating Cost1.5 1.5 Non-operating Cost1.1 1.4 Total Cost2.6 2.9 Contributions** 2.2 2.3

Non-GAAP Supplemental Materials Reconciliation of Revenue Performance - 4Q 2020 4Q20 Yr/Yr 4Q20 Yr/Yr GAAP @CC GAAP @CC Global Technology Services Infrastructure & Cloud Services Technology Support Services Cloud Systems Systems Hardware IBM Z Power Storage Operating Systems Software Cloud (5%) (5%) (6%) 4% (18%) (19%) (23%) (15%) (15%) (12%) (18%) (8%) (8%) (7%) 1% (19%) (20%) (24%) (16%) (17%) (14%) (19%) Cloud & Cognitive Software Cloud & Data Platforms Cognitive Applications Transaction Processing Platforms Cloud Global Business Services Consulting Application Management Global Process Services Cloud (5%) 9% Flat (24%) 39% (3%) Flat (6%) 6% 16% (7%) 6% (2%) (26%) 36% (5%) (3%) (9%) 4% 14% The above reconciles the Non-GAAP financial information contained in the “Cloud & Cognitive Software”, “Global Business Services”, “Global Technology Services”, “Systems”, “Services Segments Details”, “Software and Systems Segment Details”, and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 21, 2021 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 30

Non-GAAP Supplemental Materials Reconciliation of Revenue Performance - FY 2020 FY20 Yr/Yr FY20 Yr/Yr GAAP @CC GAAP @CC Cloud & Cognitive Software Cloud & Data Platforms Cognitive Applications Transaction Processing Platforms Cloud Global Business Services Consulting Application Management Global Process Services Cloud 2% 21% (3%) (17%) 67% (4%) (1%) (7%) (5%) 11% 2% 20% (3%) (17%) 67% (4%) (1%) (7%) (5%) 11% Global Technology Services Infrastructure & Cloud Services Technology Support Services Cloud Systems Systems Hardware IBM Z Power Storage Operating Systems Software Cloud (6%) (5%) (7%) 10% (8%) (7%) 2% (22%) (6%) (11%) (3%) (5%) (5%) (6%) 10% (9%) (8%) 1% (23%) (7%) (11%) (3%) The above reconciles the Non-GAAP financial information contained in the “Services Segments Details – FY 2020”, “Software and Systems Segment Details – FY 2020”, and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated January 21, 2021 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 31

Non-GAAP Supplemental Materials Reconciliation of Revenue Performance - 4Q & FY 2020 The above reconciles the Non-GAAP financial information contained in the “4Q20 Highlights”, “Revenue and P&L Highlights”, “Revenue and P&L Highlights – FY 2020”, and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 21, 2021 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 32 4Q20 Yr/Yr GAAPDivest impact Currency impact Adjusted FY20 Yr/Yr GAAPDivest impact Currency impact Adjusted Total Revenue(6%) 0 pts (2 pts) (8%) (5%) 1 pts (0 pts) (4%) Americas (11%) 0 pts 1 pts (10%) Europe/ME/Africa (3%) 0 pts (6 pts) (8%) Asia Pacific (2%) 0 pts (4 pts) (5%) Total Cloud 10% 1 pts (3 pts) 8% (6%) 1 pts 1 pts (4%) (3%) 1 pts (1 pts) (4%) (3%) 1 pts (1 pts) (4%) 19% 1 pts (0 pts) 20%

Non-GAAP Supplemental Materials Reconciliation of Continuing Operations - 4Q 2020 4Q20 Acquisition-Related Adjustments Retirement-Related Adjustments Spin-off-Related Charges Tax Reform Impacts Adjusted GAAP Gross Profit Gross Profit Margin SG&A Total Expense Pre-tax Income Pre-tax Income Margin Tax Rate Net Income Net Income Margin Earnings Per Share $10,523 51.7% 7,232 9,234 1,289 6.3% 1.9% 1,264 6.2% $1.41 $177 0.9 pts (287) (288) 465 2.3 pts 4.6 pts 359 1.8 pts $0.40 — — — (295) 295 1.4 pts 4.4 pts 198 1.0 pts $0.22 — — — — — — (0.9 pts) 18 0.1 pts $0.02 $1 0.0 pts (28) (28) 28 0.1 pts 0.3 pts 21 0.1 pts $0.02 $10,700 52.5% 6,917 8,623 2,077 10.2% 10.4% 1,861 9.1% $2.07 $ in millions (except EPS which is in whole dollars) The above reconciles the Non-GAAP financial information contained in the “4Q20 Highlights”, “Revenue and P&L Highlights” and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 21, 2021 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 33

Non-GAAP Supplemental Materials Reconciliation of Expense Summary - 4Q & FY 2020 The above reconciles the Non-GAAP financial information contained in the “Expense Summary” and “Expense Summary – FY 2020” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 21, 2021 for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency, acquisitions and divestitures. Supplemental Materials 34 4Q20 Non-GAAPOperating GAAPAdjustments(Non-GAAP) FY20 Non-GAAPOperating GAAPAdjustments(Non-GAAP) SG&A Currency (4 pts) 0 pts (4 pts) Acquisitions/Divestitures2 pts 0 pts 2 pts Base*(31 pts) (2 pts) (33 pts) RD&E Currency(1 pts) 0 pts (1 pts) Acquisitions/Divestitures1 pts 0 pts 1 pts Base*(1 pts) 0 pts (1 pts) Operating Expense & Other Income Currency(4 pts) 0 pts (5 pts) Acquisitions/Divestitures(1 pts) 0 pts (1 pts) Base*(24 pts) (1 pts) (25 pts) 0 pts 0 pts 0 pts (4 pts) 2 pts (3 pts) (7 pts) (2 pts) (9 pts) 0 pts 0 pts 0 pts (5 pts) 0 pts (5 pts) 0 pts (1 pts) (1 pts) (2 pts) 0 pts (2 pts) (9 pts) 1 pts (8 pts) (7 pts) 0 pts (7 pts)

Non-GAAP Supplemental Materials Reconciliation of Free Cash Flow Realization - FY 2020 FY Excluding Structural Actions* FY Free Cash Flow Realization 196% 143% The above reconciles the Non-GAAP financial information contained in the “4Q20 Highlights” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 21, 2021 for additional information on the use of these Non-GAAP financial measures. * Adjusted for $2.04B charge for structural actions in 4Q20. Supplemental Materials 35

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